UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2006

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01. Other Events.

On September 20, 2006, the Board of Directors of PSB Holdings, Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $.06 per share for the quarter ended September 30, 2006. The dividend will be payable to stockholders of record as of October 5, 2006 and will be paid on October 20, 2006.

Putnam Bancorp, MHC, majority stockholder of the Company and owner of 3,729,846 shares of the 6,805,842 total shares outstanding, announced its intention to waive the right to receive its portion of the dividend.

A copy of the press release dated September 22, 2006, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press release dated September 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: September 22, 2006	By:	/s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
President and Chief Financial Officer